EXHIBIT 10.11
                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------

         INCENTIVE STOCK OPTION AGREEMENT made this 16th day of November 1999 between PROGINET CORPORATION, a Delaware corporation (hereinafter called the "Company") and______________, an employee of the Company(hereinafter called the "Employee").

         WHEREAS, the company desires, by affording the Employee opportunity to purchase shares of its common stock, $.001 par value per share ("Stock"), pursuant to the exercise of an Incentive Stock Option, as hereinafter provided, to carry out the purpose of the Equity Incentive Plan of the Company ("Plan"); and

         WHEREAS, the Employee desires to acquire the opportunity to purchase shares of Stock, under the terms and conditions herein stated and in the Plan;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration acknowledged by the parties to be adequate, the parties hereto agree as follows:

1. Grant of Option. The Company hereby grants to the Employee an option ("Option") to purchase all or any part of an aggregate of shares of Stock ("Option Shares"), such number being subject to adjustment as provided in paragraph 7 hereof, on the terms and conditions herein set forth , and as set forth in the Plan.

2. Purchase Price. The purchase price ("Purchase Price") of the Options Shares shall be the price of the Company's Stock at closing on the Vancouver Stock Exchange on the date of the grant, which was $ per share.

3. Terms and Condition of Option.

     (a) The term of the Option shall be for a period of ten (10) years from the date hereof, subject to earlier termination as provided in Section 6 and 7 hereof.

     (b) The Option may not be exercised as to fewer than 100 Option shares at any one time (or the number of shares then purchasable under the Option, if less than 100 Shares are then purchasable under the Option).

     (c) The purchase price of the Option Shares as to which the Option shall be exercised shall be paid, at the time of exercise, in full (i) in cash or (ii) by delivery of certificates for shares of Stock, appropriately endorsed for transfer to the Company, equal in fair market value on the date of exercise to the Purchase Price of the Option Shares.

     (d) Subject to the provisions of Section 6 below, the Option may not be exercised at any time unless the Employee shall have been and is in the continuous employ of the Company from the date hereof to the date of the exercise of the Option

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

     (e) The Option shall only be exercisable as follows:

        -----------------------------------------------------------------------------------------------------------
        GRANT DATE     SHARES     PRICE $     DATE(S)        TO BE                   VESTING CRITERIA
                      GRANTED                 VESTING        VESTED
        -----------------------------------------------------------------------------------------------------------
                                                                           If company profitability of US $400,000
                                                                              is achieved for Fiscal Year End 2000
        -----------------------------------------------------------------------------------------------------------
                                                                                           None
        -----------------------------------------------------------------------------------------------------------
                                                                           If company profitability of US $600,000
                                                                              is achieved for Fiscal Year End 2001
        -----------------------------------------------------------------------------------------------------------
                                                                                           None
        -----------------------------------------------------------------------------------------------------------


         provided, however, that the Option shall be fully exercisable upon (i)
         (A) merger, reorganization or consolidation of the Company into or with another corporation or entity unless the stockholders or the Company immediately prior thereto shall have the right, immediately thereafter, to cast at least a majority of the votes of voting securities of the resulting or surviving corporation or entity on any matter on which any such holders of voting securities shall be entitled to vote, or (B) sale of all or substantially all of the Company's assets to another corporation, or (ii) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company. In any one or more of said cases, the Company shall give written notice, by first class mail, postage prepaid, addressed to the Employee at his or her address appearing on the records of the Company, of the date on which the action in question shall take place. Such notice shall also specify the date as of which the holders of Stock of record shall be entitled to exchange their stock for securities or other property deliverable upon consummation of the action in question. Such written notice shall be given at least twenty (20) days prior to date upon which the action in question is to be effected, and not less than twenty (20) days prior the record date or the date on which the Company's transfer books are closed in respect thereto. Anything to the contrary herein contained notwithstanding, the Option shall not be exercisable after such time as provided in paragraph 3(a) hereof.

     (f) The holder of the Option shall not have any of the rights of a stockholder with respect to the Option Shares except to the extent that one or more certificates for such shares shall be delivered to him upon the due exercise of the Option.

     (g) The Option may not be exercised unless at the date of exercise (i) a registration statement on Form S-8 under the Securities Act of 1933 (the "Act"), as amended, relating to the Option Shares covered by the Option shall be in effect, or (ii) in the opinion of counsel to the holder of the Option, in form and substance satisfactory to counsel to the Company, an exemption from the registration requirements of the Act relating to the Option Shares covered by the Option is available.

     (h) The Company may impose at any time such other restrictions on any Option Shares sold hereunder as it may deem advisable, including without limitation, (i) restrictions under the Act, as amended, in addition to those set forth above; (ii) restrictions or requirements of any stock exchange upon which such Option Shares or shares of the same class are

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         then listed; and (iii) restrictions under any "blue sky" or securities laws applicable to such Option Shares.

4. Nontransferability. The Option is not transferable by the Employee other than by will or the laws of descent and distribution, and may be exercised only by him or otherwise in accordance with the provisions of Section 6 below.

5. Covenants of Holder and Restriction on Transfer.

     (a) Unless at the time the Option is exercised there is an effective registration statement covering the Option Shares issuable upon exercise of the Option, the Employee, by acceptance hereof, agrees that he will acquire all of the Option Shares issuable upon the exercise of this Option for his own account for investment and not with a view to the distribution of such shares. The Employee further agrees that, upon each exercise of this Option, he will at such time or times make such representation and warranties to the Company confirming such agreement as the Company shall require.

     (b) Unless at the time the Option is exercised there is an effective registration statement covering the Option Shares issuable upon exercise of the Option, any certificate or certificates representing the Option Shares shall bear a legend substantially upon the following terms:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered, sold, transferred, pledged or hypothecated except pursuant to an effective registration statement under the Act or in a transaction which, in the opinion of counsel to the company, is exempt from registration under the Act and any applicable state "blue sky" laws; and such securities, furthermore, are subject to certain restriction as set forth in an agreement between the Company and the holder hereof, a copy of which shall be furnished to the holder without charge upon written request to the Secretary of the Company."

6.   Termination of Employment

     (a) In the event that the employment of the Employee shall be terminated by the Company other than for cause or by Employee, then the Employee shall be entitled to exercise the vested portion of the Option (determined at the date of such termination) within the 30-day period following such termination.

     (b) In the event that the Employee becomes "disabled" (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and, as a result, his employment with the Company is terminated, or if the Employee dies, then the Employee or his legal representative, as applicable, shall be entitled to exercise the vested portion of the Option (determined at the date of such termination or death, as applicable) within 12 months following such termination or death, as applicable.


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     (c) In all other cases, including without limitation, termination of the employment of the Employee by the Company for cause, the Option shall terminate and no longer be exercisable upon termination of the Employee's employment with the Company.

     (d) So long as the Employee shall continue to be an employee of the Company, the Option shall not be affected by any change of duties or position of the Employee. Nothing in this Option Agreement shall confer upon the Employee any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate his employment at any time.

7.   Capital Changes Affecting the Stock.

     (a) In the event that, after the date hereof and prior to the exercise of the Option, the Company shall issue additional shares of Stock as a result of a stock dividend being paid or becoming payable in respect of the Stock or there shall occur a split or reverse-split in the number of shares of Stock outstanding, then the number of shares for which the Option may thereafter be exercised shall be proportionately adjusted, so that the Option shall be deemed to cover such additional shares of Stock to the extent that the same would have been issued to the Employee had such Option been exercised in its entirety immediately prior to the issuance of such additional shares of Stock. There shall be a corresponding proportionate adjustment of the Purchase Price of such Option so that in the aggregate the Purchase Price for all shares of Stock then covered by the Option shall be the same as the aggregate Purchase Price for the shares of Stock remaining subject to such Option immediately prior the issuance of such additional shares of Stock.

     (b) In the event of a reclassification or change of outstanding shares of Stock or a consolidation or merger of the Company with or into another corporation or a sale or conveyance, substantially as a whole, of the property of the Company, the Company shall take appropriate actions to enable the Employee, upon exercise of his or her Option, to be entitled to receive shares of Stock or other securities equivalent in kind and value to the shares of Stock he or she would have held if he or she both had exercised the Option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold such shares of Stock (together with all other shares and securities thereafter issued in respect thereof) until the time of actual exercise of the Option.

     (c) In the event that there is to occur a recapitalization involving an increase in the par value of the Stock which would result in a par value exceeding the exercise price under an Option, the Company shall notify the Employee of such proposed recapitalization immediately upon its being recommended by the Board of Directors to the Company's shareholders, after which the Employee shall have the right to exercise his or her Option prior to such recapitalization; if the Employee fails to exercise the Option prior to recapitalization, the exercise price under the Option shall be appropriately adjusted. In the event of a dissolution or liquidation of the Company, except pursuant to a transaction to which Section 424(a) of the Code applies, each Option shall terminate, but the

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          Employee shall have the right to exercise his or her Option prior to such dissolution or liquidation.

     (d) No fraction of a share shall be purchasable or deliverable under an Option. In the event that an adjustment of the number of shares purchasable under an Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares and the purchase price shall be appropriately adjusted.

8. Successive Options. This Option may be exercised notwithstanding that there is outstanding any Option of an earlier date granted to the Employee under the Plan.

9. Method of Exercising Option. Subject to the terms and conditions of this Option Agreement, the Option may be exercised by written notice to the Company at its main office, 200 Garden City Plaza, Garden City, New York, 11530. Such notice shall state the election to exercise the Option and number of Option Shares with respect to which it is being exercised, and shall be signed by the person or persons so exercising this Option. Such notice shall either (a) be accompanied by payment of the full Purchase Price Option Shares, or (b) fix a date (not less than (5) nor more than ten
     (10) business days from the date such notice shall be received by the Company) for the payment of the full Purchase Price to the Company, against delivery of a certificate or certificates representing such Option Shares. The Company shall deliver or cause to be delivered to the Employee a certificate or certificates for the Option Shares then being purchased by the Employee. The certificate or certificates for the Option Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. All Option Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonaccessible.

10. Incentive Stock Option Status. It is intended that the Option represented by this Option Agreement shall be construed as an "Incentive Stock Option" as that term is defined in the Section 422 of the Code.

11. General. The Company shall at all times during the term of the Option reserve and keep available such number of Option Shares as will be sufficient to satisfy the requirements of this Option Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of Option Shares pursuant hereto and all other necessary fees and expenses incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Employee and his successors.

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13.  Notices. Any notice or communication hereunder shall be considered to have been given if mailed, certified mail, return receipt requested, if to the Company, to its principle business address, or if to the Employee, to his address as listed in the records of the Company.

14. Priority of Plan. The Plan shall control in any matters of inconsistency between the Plan and this Option Agreement.

     IN WITNESS WHEREOF, the Company has caused this Option Agreement to be duly executed by its officer thereunto authorized and the Employee has hereunto set his hand and seal, all on the day and year first above written.

     EMPLOYEE:                              PROGINET CORPORATION:



     ___________________________            By:___________________________

                                               President



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